Marketable Equity Securities	12 Months Ended
Dec. 31, 2017
Marketable Equity Securities [Abstract]
MARKETABLE EQUITY SECURITIES
NOTE 3:-	MARKETABLE EQUITY SECURITIES

The Company owns 446,827 ordinary shares of Can-Fite representing approximately 1.59% of Can-Fite’s issued and outstanding share capital as of December 31, 2017. This was an asset held by the Company as of the Closing Date and was initially recorded at fair value (quoted market) on the Closing Date.

As of December 31, 2017 and the Closing Date of the Merger, the fair value of the Company’s investment in Can-Fite’s shares was $323 and $298, respectively (according to its quoted market price in the Tel-Aviv Stock Exchange). During the period commencing the Closing Date of the Merger and ended December 31, 2017, the related unrealized gain derived from the change in the fair value of these securities totaled $25 and is recorded as part of the accumulated other comprehensive income (loss).